UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2005

SOUTHFIRST BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	1-13640 (Commission File Number)	63-1121255 (I.R.S. Employer Identification No.)

126 North Norton Avenue, Sylacauga, Alabama 35150
(Address of Principal Executive Offices / Zip Code)

(205) 245-4365
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (c)      Effective on July 1, 2005, Sandra H. Stephens was appointed Chief Executive Officer of the Registrant on a permanent basis. Ms. Stephens has been acting in the capacity of interim Chief Executive Officer of the Registrant since the resignation of Joe K. McArthur in March of 2005.

          Ms. Stephens was elected as director of the Registrant and of First Federal of the South, FSB, Registrant’s wholly-owned subsidiary (First Federal), in November 2002, and has served as Executive Vice President and Chief Operating Officer of the Registrant and First Federal since November 2001. Prior to joining the Registrant, Ms. Stephens served as the Chief Operating Officer, from 1997 to 2001, and Chief Financial Officer, from 1992 to 1997, of First Federal Bank, located in Tuscaloosa, Alabama. Before then, Ms. Stephens held various executive positions with Federal Home Loan Mortgage Corporation, Atlanta, Georgia from 1990 until 1992, and with Pinnacle Bank, Jasper, Alabama from 1981 until 1990.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated July 7, 2005

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHFIRST BANCSHARES, INC.
Dated: July 7, 2005	By:	/s/ Sandra H. Stephens
Sandra H. Stephens
Chief Executive Officer

Exhibit Page

Exhibit No.	Description of Exhibit
99.1	Press Release dated July 7, 2005